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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 MARCH 23, 2000
                Date of report (Date of earliest event reported)


                             iNTELEFILM CORPORATION
               (Exact Name of Registrant as Specified in Charter)




          MINNESOTA                    0-21534                 41-1663712
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)         Identification Number)




             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416 (Address of Principal Executive Offices, including Zip Code)


                                 (612) 925-8840
              (Registrant's Telephone Number, including Area Code)



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ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                    EXHIBITS

         (c)      Exhibits

                  99.1     Press Release, dated March 23, 2000.

                                        2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 23, 2000.


                                        iNTELEFILM Corporation

                                        By:/s/   Jill J. Theis
                                           -----------------------------------
                                                 Jill J. Theis
                                                 General Counsel and Secretary

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
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99.1              Press Release, dated March 23, 2000.

                                        4